UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007

EQUINIX, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor Foster City, California 94404 (650) 513-7000 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 26, 2007, Equinix, Inc. (“Equinix”) entered into an amendment (the “Amendment”) to its $75,000,000 revolving credit facility agreement with Silicon Valley Bank and General Electric Capital Corporation dated August 10, 2006. The Amendment relates to, among other things, the modification of certain financial covenants, the addition of a liquidity covenant and the revision of the definition of “Approved Subordinated Debt.”

Item 7.01.	Regulation FD Disclosure

On March 27, 2007, Equinix issued a press release containing updated guidance for the year ending December 31, 2007. A copy of Equinix’s related press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of Equinix, Inc. dated March 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 27, 2007	EQUINIX, INC.

	By:	/s/ Keith D. Taylor
Keith D. Taylor Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Equinix, Inc. dated March 27, 2007.